MASSACHUSETTS INVESTORS GROWTH STOCK FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Manager            Primary Role            Since     Title and Five Year History
-----------------            ------------            -----     ---------------------------
Stephen Pesek                Portfolio Manager       1999      Senior  Vice  President  of MFS;  employed in the
                                                               investment management area of MFS since 1994.

Jeffrey C. Constantino       Portfolio Manager       November  Vice   President   of   MFS;   employed   in  the
                                                      2006     investment management area of MFS since 2000.

Maureen H. Pettirossi        Portfolio Manager       December  Vice   President   of   MFS;   employed   in  the
                                                      2005     investment  management  area of MFS  since  2002;
                                                               Senior Securities Analyst of Wilke/Thompson Capital
                                                               Management prior to 2002.

                The date of this Supplement is November 16, 2006.